UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Phocas Real Estate Fund

(Class A: APRAX)

(Class I: APRIX)

ANNUAL REPORT

December 31, 2022

AAM/Phocas Real Estate Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Phocas Real Estate Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 855.593.5150 | 609.853.2962 Fax: 609.853.2961 www.aamlive.com

AAM/Phocas Real Estate Fund

Annual Shareholder Letter: December 31, 2022

To the Shareholders and Directors of the AAM/Phocas Real Estate Fund:

The AAM/Phocas Real Estate Fund (the “Fund”) Class A and Class I returned -29.46% (-33.45% net of load) and -29.31%, respectively for the Fund’s Fiscal Year ending December 31, 2022. Over the same period, the S&P US REIT TR (USD) Index (the “Index” or the “Benchmark”) returned -24.36%.

Market Summary:

Real Estate Investment Trusts (REITs) ended 2022 on a slightly positive note in the fourth quarter after six months of challenging performance. The benchmark, as measured by the S&P US REIT TR (USD) Index, posted total performance of +5.27% for the fourth quarter of 2022.

Public and private real estate valuations have been meaningfully impacted by the sharp rise in interest rates throughout the year. Historically, REIT stock prices have behaved unattractively during periods of acute interest rate increases. However, when rates re-stabilize, which could well happen in 2023, it would be reasonable to expect more desirable performance.

REITs and their tenants are moving squarely toward a post-COVID world, and operational recoveries have either already taken place or are underway. Improved infection controls seem likely to continue to offset upticks in cases, and permit occupancy to further recover and follow seasonal patterns.

Positively, fundamental outlooks are improving given increased difficulties bringing new supply online. The REITs benefiting from secular tailwinds should continue to see healthy, stable demand, and could also see a more manageable supply picture. Developers are likely having a harder time underwriting new projects given the spike in construction costs combined with the more difficult financing environment. Specifically, stakeholders have noted senior housing starts activity has slowed meaningfully and expect industrial and life science starts could moderate over the next few quarters.

Overall, REIT balance sheets remain in good shape, but access to debt is a 2023 wildcard. All eyes are on 2023 guidance given most REITs have not yet provided it. We expect wide guidance ranges given macro uncertainty and anxiously await how guidance midpoints compare to Wall Street estimates. REITs historically provide conservative initial guidance, so the risk of guidance misses may be high. Therefore we remain laser focused on REITs with the best and most resilient earnings visibility. The sectors where we are highest versus Wall Street are Manufactured Homes and Storage. We are lowest versus Wall Street in Commercial Infrastructure, Industrial and Office.

2022 Quarterly Performance Summary:

First Quarter Contributors:

The top three performers were in the Office sector, demonstrating that an expected increase in office utilization will likely benefit new construction and the highest quality, amenitized buildings. SL Green (SLG), Hudson Pacific Properties (HPP) and Boston Properties (BXP) outperformed in the first quarter of 2022. From being the worst performer in the Fund in the prior quarter, Sabra Health Care REIT (SBRA) was a contributing position in the first quarter. On balance, demographic trends continue to favor Senior Housing despite inflationary labor costs, vaccine requirements and numerous headlines that continue to cause noise in the near-term.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

First Quarter Detractors:

The worst performer in the Fund was Innovative Industrial Properties (IIPR) on the heels of US cannabis operators trading off since the middle of the fourth quarter 2021 and into 2022, likely until the cannabis spot pricing starts to show signs of improvement. Simon Property Group (SPG) also underperformed after strong performance in 2021. While traditional retail is generally better positioned today, we still see little reason to get excited after the rally in share prices last year. The underperformance of Sun Communities (SUI) appears to be a knee jerk reaction to concern that rising fuel costs might dent recreational vehicle (RV) and marina fundamentals.

Second Quarter Contributors:

The top three performers for the Fund were in the less traditional sectors of Infrastructure and Manufactured Homes. American Tower (AMT) and Crown Castle (CCI) were top performers in the Fund given leasing growth and durability of the business models, including the expectation that 5G will likely drive multiple years of tower investment. Following its laggard status in the prior quarter, Sun Communities (SUI) was a top Fund contributor during the quarter with stable tenant demand for housing and a less than expected decline in RV (recreation vehicles) revenues and demand.

Second Quarter Detractors:

For a second consecutive quarter, the worst performer in the Fund was Innovative Industrial Properties (IIPR) despite attractive fundamentals. The challenge with IIPR is not tenant demand, nor its balance sheet. The challenge lies squarely on the broader industry and the concern of federal legislation later rather than sooner offsetting legalization in an increasing number of states. Also underperforming were Fund positions in the Office sector, namely Hudson Pacific Properties (HPP) and SL Green Realty (SLG) given a challenged office environment with a slower-than-expected return-to-office weighing on activity.

Third Quarter Contributors:

STORE Capital (STOR) was the top performer in the quarter as the company announced it was to be acquired for an 18% premium compared to its 90-day volume-weighted stock price. Extra Space Storage (EXR) was also a contributor to performance as Storage remains a top destination for private capital. A new tailwind for EXR has been the increased demand for bridge loans for developers. Alexandria Real Estate (ARE) also helped to drive outperformance because life science tenant demand has returned, and its coastal markets are seeing a gradual increase of employees returning to the office.

Third Quarter Detractors:

Unfortunately, Office continued to underperform despite increased office utilization and Fund position Hudson Pacific Properties (HPP), remains challenged. Management has commented that both life science and tech companies continue to expand, but new supply is in check. Global Medical REIT (GMRE) share price has been impacted, along with the overall Healthcare sector, by rising interest rates but also affected by a softening economy and rising labor costs. Independent Realty (IRT) was impacted by slowing fundamentals and rent growth, despite stable long-term strength and stability in the portfolio.

Fourth Quarter Contributors:

Many investors have been surprised by the continued recovery in Retail REITs, and Simon Property (SPG) was the top performing position in the Fund in the fourth quarter. Another Retail name outperforming was Regency Centers (REG) on another strong quarter of earnings and positive comments regarding continued robust tenant demand and overall operating trends. Equinix (EQIX) also rose on elevated tenant demand and its strong balance sheet, specifically less need for outside capital to achieve earnings growth. EQIX is well-prepared for a poor macroeconomic environment given the mission-critical nature of their data center business, and secular tailwinds associated with data center demand globally.

Fourth Quarter Detractors:

Unsurprisingly, an Office REIT was the worst performing holding in the Fund in the fourth quarter: SL Green (SLG). Despite many office management teams communicating that the return-to-office tug of war was shifting toward employers, tenant focus on managing costs is leading to decisions about reducing office space requirements and increased sublease space. We expect further economic uncertainty from sustained higher interest rates and more headline risks from layoff news to continue to weigh on office market fundamentals. After being a top contributor the prior quarter, Extra Space Storage (EXR) disappointed materially with their third quarter earnings release by reducing their full year outlook as rent growth continues to decelerate. The overall Storage industry, however, ended the year positively with management teams commenting that rental “demand and vacate” activity ended the year in line to slightly better than expected. Essex Property (ESS) underperformed due to tech related layoffs and expenses likely to remain elevated as property taxes, personnel and insurance costs are all subject to inflationary pressures.

Fund Positioning:

While we expect operating fundamentals generally to remain solid in 2023, the cost of capital may likely impede growth. We do not expect any meaningful valuation expansion in 2023 until interest rates stabilize, and we are cautious of dislocations in debt markets as potential drivers of negative REIT returns in 2023. Themes that we believe are likely to impact REITs in 2023 include access to cost-effective capital to fuel growth, disappointing or conservative 2023 guidance and the impact on those stocks – particularly in the first quarter, and whether supply is an issue in 2023 – especially if we see significant job losses. On the positive side, we believe 2023 could set up as a “reversion to the mean” year for REITs, assuming rates and the broader U.S. economy, including resilient employment, cooperate. Additionally, the previously mentioned debt issues should be much more acute for non-publicly traded real estate owners, creating attractive investment opportunities for well-capitalized REITs in 2023.

We continue to be bullish on Industrial REITs based on strong fundamentals driven by still-strong demand and much cheaper valuations. Continuing corporate and individual behaviors suggest that Data Centers/Towers also seem likely to do well in 2023. We also expect Self-Storage to continue its positive momentum given less supply overhang. We have less relative confidence in Regional Malls, most Lodging and Office given a challenging combination of secular and cyclical issues, as well as tenant concerns.

We remain cautious on Office as higher macroeconomic uncertainty adds challenges to leasing and sustained higher rates for longer-than-expected will likely put downward pressure on earnings. We continue to monitor job market updates and layoff announcements to understand more clearly their impacts on leasing activity, tenant sentiment and medium-term space demand over the next twelve months. Additional key focus areas are operating conditions across major REIT markets like New York City, the Sunbelt and the West Coast, capital planning and portfolio repositioning, and funding and leasing of existing development pipelines.

Overall, we favor sectors that benefit from resilient demand drivers that should hold up even if economic growth slows (Manufactured Homes, Senior Housing, Single Family), REITs with the best operating platforms in property types benefiting from secular tailwinds and inexpensive stocks with potential catalysts or stocks that can re-rate given better growth outlooks.

The views in this letter were as of December 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation, or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Definitions: S&P US REIT TR (USD) Index is a free-float adjusted, market capitalization-weighted index that defines and measures the investable universe of publicly-traded real estate investment trusts domiciled in the United States. It is not possible to invest in an index.

The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, including emerging markets; investing in micro-, small and mid-cap companies; investing in real estate and real estate investment trusts (REITs); and non-diversification risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries; these risks are more pronounced for investments in issuers in developing or emerging market countries. Investments in micro-, small- and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Investment in securities of a limited number of issuers (non-diversified) exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Because the fund concentrates its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can potentially have a significant negative effect on companies in the real estate industry.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. For specific investment risks, please refer to the Fund’s prospectus.

Advisor: AAM is a SEC registered investment advisor and member FINRA/SIPC. Phocas, the Fund’s subadvisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Phocas.

Distributor: IMST Distributors, LLC. Phocas is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Please see the schedule of investments section in this report for a full listing of the Fund’s holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

AAM/Phocas Real Estate Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited)

At the close of business on August 24, 2018 (the “Reorganization Date”), the AAM/Phocas Real Estate Fund (the “Fund”) acquired the assets and liabilities of the Phocas Real Estate Fund (the “Predecessor Fund”), which commenced operations on September 29, 2006. The Predecessor Fund was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. Effective January 31, 2021, the Fund changed its primary performance benchmark from the FTSE NAREIT All Equity REITs Index to the S&P US REIT TR (USD) Index. Advisors Asset Management, Inc., the Fund’s advisor, believes the S&P US REIT TR (USD) Index provides similar information to the prior index, while providing better value to shareholders. This graph compares a hypothetical $25,000 investment with a similar investment in the S&P US REIT TR (USD) Index during the periods shown. The performance graph above is shown for the Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P US REIT TR (USD) Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2022	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A1,3	-29.46%	3.67%	7.00%
Class I2	-29.31%	3.83%	7.09%
After deducting maximum sales charge
Class A1,3	-33.45%	2.50%	6.40%
S&P US REIT TR (USD) Index	-24.36%	3.68%	6.37%

[1]	Maximum sales charge for Class A shares is 5.50%. No initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of the date of purchase.

[2]	Class I shares do not have any initial or contingent deferred sales charge.

[3]	Class A shares commenced operations on August 27, 2018. The performance figures for Class A shares include the performance for Class I shares for the period prior to August 27, 2018, adjusted for Class A shares’ expenses, which are higher than the expenses of Class I shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661. Returns greater than one year are annualized.

AAM/Phocas Real Estate Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited) - Continued

The performance table above includes information for the Predecessor Fund prior to the Reorganization Date. The returns for the Predecessor Fund reflect its performance prior to the Reorganization Date.

Gross and net expense ratios for the Class A shares were 1.74% and 1.15%, respectively, and for Class I shares were 1.49% and 0.90%, respectively, which were the amounts stated in the current prospectus dated May 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.15% and 0.90% of average daily net assets of the Class A and Class I shares of the Fund, respectively. This agreement is in effect until April 30, 2032, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

AAM/Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS — 98.1%
	REITS-APARTMENTS — 13.4%
21,585	Centerspace - REIT	$1,266,392
76,638	Independence Realty Trust, Inc. - REIT	1,292,117
8,160	Mid-America Apartment Communities, Inc. - REIT	1,281,038
		3,839,547
	REITS-DATA CENTER — 6.2%
2,717	Equinix, Inc. - REIT	1,779,717

	REITS-DIVERSIFIED — 3.6%
90,140	Armada Hoffler Properties, Inc. - REIT	1,036,610

	REITS-HEALTH CARE — 8.1%
109,440	Global Medical, Inc. - REIT	1,037,491
22,449	Healthpeak Properties, Inc. - REIT	562,797
16,126	Ventas, Inc. - REIT	726,476
		2,326,764
	REITS-INDUSTRIALS — 12.7%
17,153	Prologis, Inc. - REIT	1,933,658
31,193	Rexford Industrial Realty, Inc. - REIT	1,704,385
		3,638,043
	REITS-INFRASTRUCTURE — 10.8%
9,613	American Tower Corp. - REIT	2,036,610
7,776	Crown Castle, Inc. - REIT	1,054,737
		3,091,347
	REITS-LODGING/RESORTS — 4.6%
32,745	Pebblebrook Hotel Trust - REIT	438,455
10,619	Ryman Hospitality Properties, Inc. - REIT	868,422
		1,306,877
	REITS-MANUFACTURED HOMES — 4.2%
8,395	Sun Communities, Inc. - REIT	1,200,485

	REITS-OFFICE — 4.9%
7,751	Alexandria Real Estate Equities, Inc. - REIT	1,129,088
3,783	Boston Properties, Inc. - REIT	255,655
		1,384,743
	REITS-REGIONAL MALLS — 4.2%
10,301	Simon Property Group, Inc. - REIT	1,210,161

	REITS-SELF STORAGE — 10.2%
11,188	Extra Space Storage, Inc. - REIT	1,646,650
4,486	Public Storage - REIT	1,256,932
		2,903,582

AAM/Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS-SHOPPING CENTERS — 8.3%
39,753	Kimco Realty Corp. - REIT	$841,969
10,911	Regency Centers Corp. - REIT	681,937
56,601	Retail Opportunity Investments Corp. - REIT	850,713
		2,374,619
	REITS-SINGLE FAMILY HOME — 4.5%
43,512	Invitation Homes, Inc. - REIT	1,289,696

	REITS-TIMBER — 2.4%
21,947	Weyerhaeuser Co. - REIT	680,357
	TOTAL COMMON STOCKS
	(Cost $26,210,200)	28,062,548

	SHORT-TERM INVESTMENTS — 1.8%
517,436	Morgan Stanley Institutional Liquidity Funds Treasury Portfolio - Institutional Class, 4.03%[1]	517,436
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $517,436)	517,436
	TOTAL INVESTMENTS — 99.9%
	(Cost $26,727,636)	28,579,984
	Other Assets in Excess of Liabilities — 0.1%	38,925
	TOTAL NET ASSETS — 100.0%	$28,618,909

REIT – Real Estate Investment Trusts

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

SUMMARY OF INVESTMENTS

As of December 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
REITS-Apartments	13.4%
REITS-Industrials	12.7%
REITS-Infrastructure	10.8%
REITS-Self Storage	10.2%
REITS-Shopping Centers	8.3%
REITS-Health Care	8.1%
REITS-Data Center	6.2%
REITS-Office	4.9%
REITS-Lodging/Resorts	4.6%
REITS-Single Family Home	4.5%
REITS-Regional Malls	4.2%
REITS-Manufactured Homes	4.2%
REITS-Diversified	3.6%
REITS-Timber	2.4%
Total Common Stocks	98.1%
Short-Term Investments	1.8%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2022

Assets:
Investments, at value (cost $26,727,636)	$28,579,984
Receivables:
Dividends and interest	125,050
Prepaid expenses	17,620
Total assets	28,722,654

Liabilities:
Payables:
Fund shares redeemed	50,456
Advisory fees	4,149
Shareholder servicing fees (Note 7)	6,338
Distribution fees - Class A (Note 8)	143
Fund accounting and administration fees	3,997
Transfer agent fees and expenses	1,971
Custody fees	1,251
Auditing fees	18,783
Trustees' deferred compensation (Note 3)	6,446
Chief Compliance Officer fees	2,275
Trustees' fees and expenses	1,212
Accrued other expenses	6,724
Total liabilities	103,745
Net Assets	$28,618,909

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$28,200,306
Total distributable earnings (accumulated deficit)	418,603
Net Assets	$28,618,909

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$656,539
Number of shares issued and outstanding	20,347
Net asset value per share[1]	$32.27
Maximum sales charge (5.50% of offering price)[2]	1.88
Maximum offering price to public	$34.15

Class I Shares:
Net assets applicable to shares outstanding	$27,962,370
Number of shares issued and outstanding	860,804
Net asset value per share	$32.48

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Investment income:
Dividends	$751,906
Interest	17,327
Total investment income	769,233

Expenses:
Advisory fees	207,698
Shareholder servicing fees (Note 7)	31,949
Distribution fees - Class A (Note 8)	1,782
Fund accounting and administration fees	57,696
Transfer agent fees and expenses	32,042
Custody fees	10,965
Registration fees	40,055
Chief Compliance Officer fees	19,397
Auditing fees	18,994
Legal fees	13,501
Trustees' fees and expenses	7,964
Shareholder reporting fees	6,960
Miscellaneous	6,483
Insurance fees	3,573
Total expenses	459,059
Advisory fees recovered (waived)	(169,695)
Net expenses	289,364
Net investment income (loss)	479,869

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(969,285)
Total net realized gain (loss) on:	(969,285)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,932,201)
Net change in unrealized appreciation (depreciation)	(10,932,201)
Net realized and unrealized gain (loss)	(11,901,486)

Net Increase (Decrease) in Net Assets from Operations	$(11,421,617)

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$479,869	$320,820
Net realized gain (loss) on investments	(969,285)	1,507,301
Net change in unrealized appreciation (depreciation) on investments	(10,932,201)	8,632,180
Net increase (decrease) in net assets resulting from operations	(11,421,617)	10,460,301

Distributions to Shareholders:
Distributions:
Class A	(34,183)	(18,558)
Class I	(1,541,950)	(1,013,509)
Total distributions to shareholders	(1,576,133)	(1,032,067)

Capital Transactions:
Net proceeds from shares sold:
Class A	601,621	534,521
Class I	4,734,026	2,065,076
Reinvestment of distributions:
Class A	32,375	17,166
Class I	1,391,385	986,265
Cost of shares redeemed:
Class A1	(413,232)	(163,750)
Class I2	(879,009)	(1,470,494)
Net increase (decrease) in net assets from capital transactions	5,467,166	1,968,784

Total increase (decrease) in net assets	(7,530,584)	11,397,018

Net Assets:
Beginning of period	36,149,493	24,752,475
End of period	$28,618,909	$36,149,493
Capital Share Transactions:
Shares sold:
Class A	14,203	12,015
Class I	114,508	46,554
Shares reinvested:
Class A	987	364
Class I	41,706	21,297
Shares redeemed:
Class A	(10,375)	(3,774)
Class I	(24,939)	(38,476)
Net increase (decrease) in capital share transactions	136,090	37,980

[1]	Net of redemption fee proceeds of $4,072 and $166, respectively.
[2]	Net of redemption fee proceeds of $1,145 and $260, respectively.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period August 27, 2018* through December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$48.20	$34.74	$35.60	$28.62	$33.10
Income from Investment Operations:
Net investment income (loss) [1]	0.49	0.36	0.32	0.48	0.14
Net realized and unrealized gain (loss)	(14.88)	14.43	(0.68)	8.10	(3.36)
Total from investment operations	(14.39)	14.79	(0.36)	8.58	(3.22)

Less Distributions:
From net investment income	(0.44)	(0.35)	(0.39)	(0.50)	(0.80)
From net realized gain	(1.32)	(1.00)	(0.15)	(1.09)	(0.46)
From return of capital	-	-	-	(0.01)	-
Total distributions	(1.76)	(1.35)	(0.54)	(1.60)	(1.26)

Redemption fee proceeds[1]	0.22	0.02	0.04	- [2]	-

Net asset value, end of period	$32.27	$48.20	$34.74	$35.60	$28.62

Total return[3]	(29.46)%	42.82%	(0.76)%	30.11%	(9.92)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$657	$749	$241	$67	$1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.68%	1.74%	1.96%	2.43%	3.03%[5]
After fees waived and expenses absorbed/recovered	1.15%	1.15%	1.15%	1.15%	1.15%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.73%	0.28%	0.18%	0.04%	(0.56)%[5]
After fees waived and expenses absorbed/recovered	1.26%	0.87%	0.99%	1.32%	1.32%[5]

Portfolio turnover rate	17%	22%	39%	17%	30%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% that will be imposed to the extent a finder's fee was paid on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$48.53	$35.01	$35.89	$28.79	$32.39
Income from Investment Operations:
Net investment income (loss) [1]	0.59	0.46	0.40	0.55	0.54
Net realized and unrealized gain (loss)	(14.77)	14.50	(0.69)	8.18	(3.03)
Total from investment operations	(14.18)	14.96	(0.29)	8.73	(2.49)

Less Distributions:
From net investment income	(0.55)	(0.44)	(0.44)	(0.53)	(0.65)
From net realized gain	(1.32)	(1.00)	(0.15)	(1.09)	(0.46)
From return of capital	-	-	-	(0.01)	-
Total distributions	(1.87)	(1.44)	(0.59)	(1.63)	(1.11)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-	-

Net asset value, end of period	$32.48	$48.53	$35.01	$35.89	$28.79

Total return[3]	(29.31)%	42.96%	(0.65)%	30.45%	(7.85)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,962	$35,401	$24,512	$25,041	$11,905

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.43%	1.49%	1.71%	2.18%	2.26%
After fees waived and expenses absorbed/recovered	0.90%	0.90%	0.90%	0.90%	1.28%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.98%	0.53%	0.43%	0.29%	0.75%
After fees waived and expenses absorbed/recovered	1.51%	1.12%	1.24%	1.57%	1.73%

Portfolio turnover rate	17%	22%	39%	17%	30%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective August 27, 2018, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.90%. Prior to August 27, 2018, the annual fund operating expense limitation was 1.50%.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1 – Organization

AAM/Phocas Real Estate Fund (the “Fund”) is organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term total investment return through a combination of capital appreciation and current income.

At the close of business on August 24, 2018 (the “Reorganization Date”), the Fund acquired the assets and liabilities of the Phocas Real Estate Fund (the “Predecessor Fund”), a separate series of Forum Funds II, which commenced operations on September 29, 2006. The only activity was a transfer of 411,898 shares of the Fund’s Class I shares in exchange for the net assets of the Predecessor Fund at $13,679,556. This exchange was nontaxable.

The primary net assets received by the Fund were cash, receivables and securities of the Predecessor Fund with a fair value of $13,650,651 (identified cost of investments transferred were $10,132,426), totaling $13,679,556. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

As a result of the reorganization, the Fund will be the accounting successor of the Predecessor Fund. The Fund currently offers three classes of shares: Class A, Class C, and Class I. Class A commenced operations on August 27, 2018. Class C shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may have been taken by any one of the Trustees.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

(b) Real Estate Industry Risk

The Fund concentrates investment of its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets). Therefore, it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares in proportion to their relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of December 31, 2022, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Phocas Financial Corporation (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.15% and 0.90% of the average daily net assets of the Fund's Class A and Class I Shares, respectively. This agreement is in effect until April 30, 2032 and it may be terminated before that date only by the Trust's Board of Trustees.

For the year ended December 31, 2022, the Advisor waived its advisory fees and absorbed other expenses totaling $169,695 for the Fund. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2022, the amount of these potentially recoverable expenses was $520,184. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

2023	$180,501
2024	169,988
2025	169,695
Total	$520,184

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2022, are reported on the Statement of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2022, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2022, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2022, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$26,726,380

Gross unrealized appreciation	$4,391,412
Gross unrealized depreciation	(2,537,808)

Net unrealized appreciation/(depreciation)	$1,853,604

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Paid in Capital	Total Accumulated Earnings
$(329)	$329

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$30,400
Undistributed long-term capital gains	-
Tax accumulated earnings	30,400

Accumulated capital and other losses	(1,458,955)
Unrealized Trustees’ deferred compensation	(6,446)
Unrealized appreciation/(depreciation) on investments	1,853,604
Total accumulated earnings/(deficit)	$418,603

The tax character of the distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021, were as follows:

Distributions paid from:	2022	2021
Ordinary income	$472,868	$564,217
Net long-term capital gains	1,103,265	467,850
Total distributions paid	$1,576,133	$1,032,067

As of December 31, 2022, the Fund had post-October capital losses of $1,458,955 which are deferred until January 1, 2023 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended December 31, 2022 and December 31, 2021, the Fund received $5,217 and $426, respectively.

Note 6 - Investment Transactions

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term investments, were $10,776,332 and $5,282,403, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

For the year ended December 31, 2022, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to the Fund’s Class A Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A Shares and/or administrative service fees in connection with the provision of personal services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the plan.

For the year ended December 31, 2022, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$28,062,548	$-	$-	$28,062,548
Short-Term Investments	517,436	-	-	517,436
Total Investments	$28,579,984	$-	$-	$28,579,984

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 11 – Change of Control

Pursuant to a merger agreement signed on September 1, 2022, Sun Life (U.S.) HoldCo 2020, Inc. (“Sun Life”), a subsidiary of Sun Life Financial Inc., will acquire a majority interest in the Advisor’s parent company, AAM Holdings, Inc. (“AAM Holdings”) (the “Transaction”). In addition, Sun Life will receive annually recurring call options to acquire the remaining interests in AAM Holdings, beginning approximately five years from the closing of the Transaction, and if Sun Life does not exercise such call options, the other stockholders of AAM Holdings will have annually recurring put options to sell their remaining interests to Sun Life. The Transaction is expected to be completed during the first half of 2023, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended, which will result in the automatic termination of the Current Advisory Agreement. The termination of the Current Advisory Agreement will also result in the termination of the current investment sub-advisory agreements between Advisor and Sub-Advisor.

In anticipation of the Transaction, at a meeting of the Board of Trustees of the Fund (the “Board”) held on October 5, 2022, the Board approved (i) the New Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which Advisor would continue to serve as the investment advisor for the Fund, subject to the oversight of the Board; (ii) the New Sub-Advisory Agreement between the Advisor and Sub-Advisor. The New Advisory Agreement and New Sub-Advisory Agreement are subject to approval by the Fund shareholders and the closing of the Transaction.

Note 12 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

Note 13 – New Accounting Pronouncements

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of AAM/Phocas Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AAM/Phocas Real Estate Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2023

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended December 31, 2022, 0.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 1.06% as qualified dividend income paid during the fiscal year ended December 31, 2022.

Long-term Capital Gain

The Fund designates $1,103,265 as a long-term capital gain distribution.

Section 199A Dividends

The Fund designates income dividends of 96.10% as Section 199A dividends as defined in Proposed Treasury Regulation 1.199A-3(d).

Results of shareholder Meeting

At a special meeting held on January 6, 2023, shareholders of the Fund voted to approve the New Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, and approved the New Sub-Advisory Agreement between the Advisor and Sub-Advisor. The voting results are as follows:

New Advisory Agreement:

For	Against	Abstain	Total
685,795.765	2,678.000	-	688,473.765

New Sub-Advisory Agreement:

For	Against	Abstain	Total
685,795.765	2,678.000	-	688,473.765

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	4	None.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	4	SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); Fusion Acquisition Corp II.
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4	None.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 52 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/Insight Select Income Fund and AAM/HIMCO Short Duration Fund are offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At a meeting held on October 5, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”) between the Investment Advisor and Phocas Financial Corporation (the “Sub-Advisor”), with respect to the AAM/Phocas Real Estate Fund series of the Trust (the “Fund”), in connection with a pending change of control of the Investment Advisor. On September 1, 2022, AAM Holdings, Inc., the Investment Advisor’s parent company (“AAM Holdings”), and Sun Life Financial Inc. (“Sun Life”) announced that Sun Life intends to indirectly acquire a majority interest in AAM Holdings (the “Transaction”). Under the 1940 Act, the closing of the Transaction will constitute an assignment and automatic termination of the current advisory agreement between the Trust, on behalf of the Fund, and the Investment Advisor (the “Current Advisory Agreement”). The termination of the Current Advisory Agreement will also result in the immediate termination of the current sub-advisory agreement between the Investment Advisor and the Sub-Advisor (the “Current Sub-Advisory Agreement” and, together with the Current Advisory Agreement, the “Current Agreements”), pursuant to the terms of the Current Sub-Advisory Agreement. The Trustees noted that they had last renewed the Current Agreements at a meeting held on March 9-10, 2022 (the “March Meeting”).

The New Agreements are substantially the same as the Current Agreements, except that the New Agreements would be effective for 150 days unless approved by the shareholders of the Fund, in which case the New Agreements would remain in effect for a two-year period. The Fund’s shareholders approved the New Agreements at a meeting held on January 6, 2023, and the Investment Advisor and Sub-Advisor will begin providing services to the Fund under the New Agreements upon the closing of the Transaction, which is expected to occur in the first half of 2023 (subject to the receipt of applicable regulatory approvals and the satisfaction of customary closing conditions).

In approving each New Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the New Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the S&P U.S. REIT Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Real Estate fund universe (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended June 30, 2022; and reports from the March Meeting comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the New Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In approving the New Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the three-, five-, and ten-year periods were above the Peer Group median returns, Peer Group average returns, and S&P U.S. REIT Index returns. For the one-year period, the Fund’s total return was above the Peer Group median and Peer Group average returns, but below the S&P U.S. REIT Index return by 1.42%.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services to be provided by the Investment Advisor to the Fund pursuant to the New Advisory Agreement. In doing so, the Board considered the Investment Advisor’s role as the investment advisor to the Fund, noting that the Investment Advisor would provide overall supervision of the general investment management and investment operations of the Fund and oversee the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities would include day-to-day management of the Fund’s assets. The Board also considered the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Fund, noting that key personnel of the Investment Advisor would continue to be involved in the overall supervision of the general investment management and investment operations of the Fund. In addition, the Board considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure and compliance procedures.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio

The Board considered that under the New Advisory Agreement, the Investment Advisor would be entitled to the same advisory fee, with respect to the Fund, as under the Current Advisory Agreement. The March Meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The March Meeting materials indicated that the annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median, but were slightly higher than the Fund Universe median by 0.03%. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the New Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability, Benefits to the Investment Advisor and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended June 30, 2022, noting that the Investment Advisor had waived a significant portion of its advisory fee and did not realize a profit with respect to the Fund. The Board also noted that the Investment Advisor agreed to maintain the current expense limitation arrangement with respect to the Fund until April 30, 2032.

The Board also considered the potential benefits to be received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Phocas Financial Corporation

Nature, Extent and Quality of Services

The Board considered the overall quality of services to be provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in the portfolio management of the Fund; the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Fund; and the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure and compliance procedures. The Board noted that as the sole sub-advisor to the Fund, the Sub-Advisor is primarily responsible for the day-to-day management of the Fund and its investment results, which the Board had discussed when considering the New Advisory Agreement. The Trustees noted that the Investment Advisor was recommending the approval of the New Sub-Advisory Agreement.

Sub-Advisory Fee

The Board reviewed information regarding the annual sub-advisory fee proposed to be charged by the Sub-Advisor with respect to the Fund. The Trustees noted that under the New Sub-Advisory Agreement, the Sub-Advisor would be entitled to the same sub-advisory fee, with respect to the Fund, as under the Current Sub-Advisory Agreement. The Trustees considered that the proposed sub-advisory fee is lower than the fees that the Sub-Advisor charges to manage separate accounts for institutional clients using a similar strategy as the Fund. The Board observed that the Investment Advisor would pay the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Sub-Advisor under the New Sub-Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Sub-Advisor to the Fund.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Benefits to the Sub-Advisor

The Board considered the potential benefits to be received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, the intangible benefits of the Sub-Advisor’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each New Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved each New Agreement with respect to the Fund.

AAM/Phocas Real Estate Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/22	12/31/22	7/1/22–12/31/22
Class A	Actual Performance	$1,000.00	$ 920.80	$5.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85
Class I	Actual Performance	1,000.00	921.80	4.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58

*	Expenses are equal to the Fund's annualized expense ratio of 1.15% and 0.90% for Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 ( to reflect the six month period). The expense ratios reflect the expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/Phocas Real Estate Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Phocas Financial Corporation

1080 Marina Village Parkway, Suite 520

Alameda, California 94501

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Phocas Real Estate Fund - Class A	APRAX	46141Q 220
AAM/Phocas Real Estate Fund – Class I	APRIX	46141Q 238

Privacy Principles of the AAM/Phocas Real Estate Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Phocas Real Estate Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Phocas Real Estate Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$16,650	$16,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	03/10/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	03/10/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	03/10/2023